SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Hubert Shek, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2020.
Please Retain This Supplement for Future Reference

July 29, 2020
PROSTKR20-36